--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

July 20, 1999

To Our Shareholders:

     We are pleased to submit to you our semi-annual report for Cohen & Steers Realty Income Fund for the quarter and six months ended June 30, 1999. The net asset value per share at that date was $7.64. In addition, a regular quarterly dividend of $0.17 per share was declared for shareholders of record June 28, 1999 and paid on on July 15, 1999.

MIDYEAR REVIEW

     For the three months ended June 30, 1999, Cohen & Steers Realty Income Fund had a total return, based on income and change in net asset value, of 11.2%. This performance compares favorably to the NAREIT Equity REIT Index total return of 10.1%. The Fund's total return for the six months ended June 30, 1999 was 5.6%, compared to the NAREIT Equity REIT Index return of 4.8%. We believe the Fund is well positioned based on its emphasis on companies with above-average current income, consistent earnings growth, and attractive relative valuation levels.

     In the second quarter of 1999, real estate securities posted their strongest quarterly returns in nearly two years. Following what was a 15-month bear market that produced a price decline of nearly 28%, REIT share prices appear to have bottomed out. We believe that their recovery was brought about by renewed strength in the U.S economy, solid real estate fundamentals and compelling valuations. In addition, unlike the prevailing fears last year with respect to the potential for a global economic recession accompanied by price deflation, concern has shifted in 1999 to the potential for runaway growth in the economy, rekindling fears of price inflation.

     There were a number of other important developments during the quarter and first half of this year, which represent a complete reversal of the trends that prevailed in 1998. For example, last year the Treasury Department pushed for Congress to adopt several legislative proposals which, if enacted, could have reigned in the growth rates for REITs. Although the only element to pass was the elimination of the 'paired share' structure that affected only a handful of companies, this created a great deal of negative investor sentiment. In contrast, this year's regulatory environment is extremely accommodative. Legislation recently proposed in both houses of Congress, and which seems to have a strong probability of passing, would significantly expand the ability of REITs to engage in related service businesses. This would enable REITs to exercise greater control of their operations as well as pursue new avenues of growth. There are, in addition, a number of other proposals attached to this legislation that, at the margin, are positive for the REIT industry.

     As a result of the bear market as well as the continued rise in property values, the property acquisition activity by REITs has declined dramatically. For example, as reported by NAREIT, REIT property acquisitions in the first quarter of 1999 totaled $4.0 billion, an 80% decline from last year's first quarter, when REITs acquired $20.1 billion worth of property. In the second quarter, REIT acquisitions of $2.4 billion represent an 82% decline from last year's second quarter acquisition pace of $13.3 billion. We also believe that approximately $4 billion of property sales by REITs took place in the first half of the year, with more targeted to close in the second half of the year. This record amount of dispositions by REITs was facilitated by the exceptionally strong pricing and demand in the private market.

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                                       1





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                     COHEN & STEERS REALTY INCOME FUND, INC.

     This dramatic reduction acquisition activity has concurrently reduced REITs' need for capital. According to NAREIT statistics, REITs issued only $2.6 billion in equity in the first half of the year, an 84% decline from the $16.1 billion raised in the first half of 1998. These statistics do not take into account the actual retirement of stock that took place in the first half of the year, as approximately 20 companies announced share repurchase programs encompassing the potential purchase of $500 million of their equity. Unlike a year ago when most REIT shares were trading at a premium to their net asset values (NAVs), today they are trading at a discount and most REIT managements believe that their stock is the most compelling investment opportunity available to them. So far this year, four companies believe this so strongly that they have proposed plans to go private.

     On the debt side, borrowing by REITs also declined in the first half of the year. Issuance of secured and unsecured debt declined 57% to $6.9 billion from $12.2 billion in the first half of 1998. Much of this borrowing was used to replace bank debt or to refinance maturing obligations. Issuance of CMBS (commercial mortgage backed securities), by both public and private companies in the first half declined by 20% to $34.8 billion from $43.4 billion a year ago. Importantly, in both the unsecured debt and CMBS markets, issuance in the second quarter was considerably slower than in the first quarter, the result of drastically reduced borrowing needs, the uptick in interest rates, and less investor demand.

     Finally, the debate about the interest rate-sensitivity of REITs intensified in the first half of the year. Whereas last year's precipitous decline in interest rates was accompanied by a dramatic decline in REIT share prices, this year's rise in interest rates seems to have had the opposite effect. Although statistical evidence supports a low correlation of interest rates to REIT share prices, many observers view this year's rise in rates to have negative implications. We believe that the interest rate picture is reflective of, not the cause of, current and prospective economic and fundamental conditions. Those fundamental conditions are currently exceptionally good for both real estate and REITs, and this should remain the strongest influence on share prices.

INVESTMENT OUTLOOK

     The prospect of a strong economy and rising inflation, while upsetting to fixed-income and other investors, is a major plus for owners of real estate. Particularly in light of the prevailing tight markets and low vacancy rates, real estate seems poised to resume its role as a prime hedge against inflation. Increasing rental income and replacement cost is further enhancing the asset values of all property owners. To the extent that underlying asset values at all influence REIT share prices -- and we believe that they do -- the current investment environment is nearly ideal.

     This attractive real estate investment environment is also ideal for the equity income strategy. Several key investment themes that we are pursuing include; 1) seeking out above average current income from companies with sound business plans, 2) companies in property sectors that have the potential for above average earnings from internal growth, 3) viable companies that trade at a steep discount to their underlying asset value.

     The Fund's 43 investment securities generated an annualized gross dividend yield of 8.4% at quarter end (a portion of a REIT's dividend may represent a return of capital for tax purposes). This is materially higher than the NAREIT Equity REIT Index dividend yield of 7.3% for the same period. Throughout the first half of this year we have invested in securities generating a high current yield while increasing the expected earnings per share growth of the portfolio's underlying equity securities. The projected rate of earnings per share growth for the Fund's equity

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                                       2

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                     COHEN & STEERS REALTY INCOME FUND, INC.

investments has increased to 10.5% from 9.5% at the beginning of the year. This improvement is a result of the Fund identifying pricing inefficiencies and investing opportunistically in companies throughout the year. This higher level of earnings growth will, hopefully, translate into greater share price appreciation and dividend increases.

     The property sector with the best core fundamentals, we feel, is central business district (CBD) office. Minimal levels of construction activity in many cities throughout the country coupled with continued economic strength has led to a 'landlord's market'. The office market is one of the few businesses in the country that has pricing power. We expect internal growth, which is the ability to grow earnings from raising raise rents and occupancy levels of existing assets, to be well in excess of inflation in this sector. The Fund's largest holding is Mack-Cali Realty Corporation, a New Jersey-based owner of office buildings. We expect double-digit earnings per share growth from this company over the next three years as it benefits from rent growth from its existing portfolio. The Office sector is the Fund's largest sector weighting with a 20% allocation.

     The Health Care sector has the potential for outsized returns. Health care REITs predominantly own nursing homes and other types of properties catering to the needs of the elderly. Changes in the level of reimbursement for services provided at these property types has had a negative impact on the profitability of nursing home operators. This in turn has caused the health care REIT stocks to underperform the market. We view this as a buying opportunity. Demand for elderly housing continues to grow and the population over age 85, typical nursing home resident age, is increasing three times as fast as younger Americans. In addition, construction activity has slowed. We also feel that the federal government has consistently advocated for adequate care for the elderly and that policy actions are being considered to address the financial viability of the industry. We have increased our weighting in the Health Care sector to 13%.

     We continuously review and update the net asset value of the companies in our investment universe. Companies trading at a steep discount to their real estate value merit further attention. One investment we are excited about is SL Green Realty Corp. This New York-based office REIT is trading at a sizable discount to NAV and is in one of the strongest office markets in the country. Brandywine Realty Trust, Prime Group Realty Trust and Philips International all meet this criteria as well. We continue to feel that the most attractively priced real estate is in publicly traded REITs and that there will be consolidation, which the Fund should benefit from.

     Recently proposed changes in REIT regulations, if passed, will likely create additional investment opportunities. The proposed REIT change(s) would allow REITs to own taxable subsidiaries to engage in real estate related activities, which are currently very limited. This change would allow companies to offer various real estate related services to their tenants and/or space users, i.e. shoppers/office workers. Companies owning large portfolios, which generate sizable through traffic would be in a good position to generate fee income for access to their 'customer base'. It would also require minimal additional capital. We will continue to scrutinize our investment universe for companies best positioned to take advantage of this.

     Strong economic fundamentals coupled with healthy real estate markets make us optimistic about the future performance of the Fund. The strong performance in the second quarter, we feel, was long overdue given fundamentals and relative valuation. Notwithstanding this recent improvement, the group is still very attractively valued. What REITs offer, low price-to-earnings multiples, high current income, and pricing power at the property

--------------------------------------------------------------------------------
                                       3

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                     COHEN & STEERS REALTY INCOME FUND, INC.

level, should continue to attract investors rotating into value. Additionally, we are optimistic that the apparent completion of the long REIT bear market in the first quarter of this year will serve as a signal to investors to move back into REITs. We believe, based on current valuation levels and on the portfolio composition, that we are positioned to deliver continued solid performance.

Sincerely,

                MARTIN COHEN     ROBERT H. STEERS
                MARTIN COHEN     ROBERT H. STEERS
                President                  Chairman

                           STEVEN R. BROWN
                           STEVEN R. BROWN
                           Senior Vice President
                           Cohen & Steers Capital Management, Inc.


Cohen & Steers is now online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.


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                                       4





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                     COHEN & STEERS REALTY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1999 (UNAUDITED)

                                                            NUMBER              VALUE
                                                           OF SHARES          (NOTE 1)
                                                           ---------         -----------
EQUITIES                                   100.19%
   COMMON STOCK                             78.12%
      APARTMENT/RESIDENTIAL                  8.27%
            Apartment Investment & Management
               Co. -- Class A.....................            8,400          $   359,100
            Charles E. Smith Residential Realty...           10,100              342,769
            Essex Property Trust..................           11,000              389,125
            Home Properties of New York...........              500               13,812
            Summit Properties.....................           40,000              790,000
                                                                             -----------
                                                                               1,894,806
                                                                             -----------
      DIVERSIFIED                            2.67%
            Anthracite Capital....................           93,100              610,969
                                                                             -----------
      HEALTH CARE                           13.34%
            ElderTrust............................           27,600              281,175
            Health Care Property Investors........           26,000              750,750
            Healthcare Realty Trust...............           33,000              693,000
            Nationwide Health Properties..........           38,100              726,281
            Omega Healthcare Investors............           11,600              299,425
           *Ventas................................           56,700              304,763
                                                                             -----------
                                                                               3,055,394
                                                                             -----------
      HOTEL                                  1.69%
            FelCor Lodging Trust..................           18,700              388,025
                                                                             -----------
      INDUSTRIAL                             9.08%
            AMB Property Corp.....................           21,400              502,900
            First Industrial Realty Trust.........           22,800              625,575
            Pacific Gulf Properties...............           42,100              952,512
                                                                             -----------
                                                                               2,080,987
                                                                             -----------
      OFFICE                                20.00%
            Arden Realty Group....................           24,700              608,237
            Brandywine Realty Trust...............           40,200              796,463
            CarrAmerica Realty Corp...............           24,700              617,500
            Cornerstone Properties................           14,300              227,013
            Crescent Real Estate Equities Co......           16,500              391,875
            Highwoods Properties..................           35,300              968,544
            Mack-Cali Realty Corp.................           31,400              971,437
                                                                             -----------
                                                                               4,581,069
                                                                             -----------

                See accompanying notes to financial statements.
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                                       5

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

                                                            NUMBER              VALUE
                                                           OF SHARES          (NOTE 1)
                                                           ---------         -----------
      OFFICE/INDUSTRIAL                      6.50%
            Liberty Property Trust................           29,200          $   726,350
            Prime Group Realty Trust..............           31,500              541,406
            Reckson Associates Realty
               Corp. -- Class B...................            9,208              219,841
                                                                             -----------
                                                                               1,487,597
                                                                             -----------
      SHOPPING CENTER                       15.14%
         COMMUNITY CENTER                    9.61%
            Developers Diversified Realty Corp....           13,900              231,088
            Federal Realty Investment Trust.......           17,200              394,525
            Pan Pacific Retail Properties.........           29,600              575,350
            Phillips International Realty Corp....           31,000              523,125
            Regency Realty Corp...................           21,700              476,044
                                                                             -----------
                                                                               2,200,132
                                                                             -----------
         REGIONAL MALL                       5.53%
            JP Realty.............................           33,600              690,900
            Simon Property Group..................           15,900              403,462
            Taubman Centers.......................           13,000              171,438
                                                                             -----------
                                                                               1,265,800
                                                                             -----------
            TOTAL SHOPPING CENTER.................                             3,465,932
                                                                             -----------
      SPECIALTY                              1.43%
            Entertainment Properties Trust........           18,600              327,825
                                                                             -----------
                  TOTAL COMMON STOCK (Identified
                     cost -- $18,246,681).........                            17,892,604
                                                                             -----------
PREFERRED STOCK                             22.07%
            Apartment Investment & Management Co.,
               9.00%,
               Series C...........................           29,000              694,188
            Apartment Investment & Management Co.,
               9.375%,
               Series G...........................           37,600              914,150
            Bradley Real Estate, 8.40%, Series A
               (Convertible)......................           30,634              708,411
            Camden Property Trust, $2.25, Series A
               (Convertible)......................           18,700              468,669
            Crown American Realty Trust, 11.00%,
               Series A...........................           11,100              523,087
            Prime Retail, 8.50%, Series B
               (Convertible)......................           23,940              383,040
            Reckson Associates Realty Corp.,
               7.625%, Series A
               (Convertible)......................           31,200              711,750
            SL Green Realty Corp., 8.00%, Series A
               (Convertible)......................           28,700              651,131
                                                                             -----------
                  TOTAL PREFERRED STOCK
                     (Identified
                     cost -- $5,160,056)..........                             5,054,426
                                                                             -----------
                  TOTAL EQUITIES (Identified
                     cost -- $23,406,737).........                            22,947,030
                                                                             -----------

                See accompanying notes to financial statements.
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                                       6

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

                                                           PRINCIPAL            VALUE
                                                            AMOUNT            (NOTE 1)
                                                           ---------         -----------
COMMERCIAL PAPER                             1.26%
Carolina Power & Light Co., 5.50%, due  7/1/99
         (Identified cost -- $289,000)............         $289,000          $   289,000
                                                                             -----------
TOTAL INVESTMENTS (Identified
   cost -- $23,695,737) .................. 101.45%                            23,236,030
LIABILITIES IN EXCESS OF OTHER ASSETS  ... (1.45)%                              (332,369)
                                           ------                            -----------
NET ASSETS (Equivalent to $7.64 per share based on
   2,998,667 shares of capital stock
   outstanding) .......................... 100.00%                           $22,903,661
                                           ------                            -----------
                                           ------                            -----------

------------------------
* Non-income producing security.

                See accompanying notes to financial statements.
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                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1999 (UNAUDITED)

ASSETS:
      Investments in securities, at value (Identified
       cost -- $23,695,737) (Notes 1).......................  $23,236,030
      Cash..................................................          107
      Dividends receivable..................................      225,812
      Receivable for investment securities sold.............        4,850
                                                              -----------
            Total Assets....................................   23,466,799
                                                              -----------
LIABILITIES:
      Payable for dividends declared........................      509,773
      Payable to investment adviser.........................       14,510
      Payable to administrator..............................        1,158
      Other liabilities.....................................       37,697
                                                              -----------
            Total Liabilities...............................      563,138
                                                              -----------
NET ASSETS applicable to 2,998,667 shares of $0.001 par
     value common stock outstanding (Note 5)................  $22,903,661
                                                              -----------
                                                              -----------
NET ASSET VALUE PER SHARE:
      ($22,903,661[div]2,998,667 shares outstanding)........  $      7.64
                                                              -----------
                                                              -----------
MARKET PRICE PER SHARE......................................  $      8.75
                                                              -----------
                                                              -----------
MARKET PRICE PREMIUM TO NET ASSET VALUE.....................        14.53%
                                                              -----------
                                                              -----------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 5).......................  $23,985,883
      Distributions in excess of net investment income......     (141,980)
      Accumulated net realized loss on investments sold.....     (480,535)
      Net unrealized depreciation on investments............     (459,707)
                                                              -----------
                                                              $22,903,661
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
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                                       8

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

Investment Income (Note 1):
      Dividend income.......................................  $ 1,025,585
      Interest income.......................................       16,058
                                                              -----------
            Total Income....................................    1,041,643
                                                              -----------
Expenses:
      Investment advisory fees (Note 2).....................       71,602
      Reports to shareholders...............................       26,897
      Professional fees.....................................       21,867
      Administration and transfer agent fees (Note 2).......       23,126
      Directors' fees and expenses (Note 2).................       15,899
      Custody fees and expenses.............................        9,678
      Miscellaneous.........................................        5,861
                                                              -----------
            Total Expenses..................................      174,930
                                                              -----------
Reduction of expenses (Note 4)..............................       (9,678)
                                                              -----------
            Net Expenses....................................      165,252
                                                              -----------
Net Investment Income.......................................      876,391
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
      Net realized loss on investments......................   (1,020,823)
      Net change in unrealized appreciation/(depreciation)
       on investments.......................................    1,361,789
                                                              -----------
            Net realized and unrealized gain/(loss) on
             investments....................................      340,966
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $ 1,217,357
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
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                                       9

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE
                                                SIX MONTHS ENDED        FOR THE
                                                 JUNE 30, 1999        YEAR ENDED
                                                  (UNAUDITED)      DECEMBER 31, 1998
                                                ----------------   -----------------
Change in Net Assets:
      From Operations:
            Net investment income.............    $   876,391         $ 2,035,900
            Net realized gain / (loss) on
               investments....................     (1,020,823)          3,031,673
            Net change in unrealized
               appreciation/(depreciation) on
               investments....................      1,361,789          (9,511,724)
                                                  -----------         -----------
                  Net increase/(decrease) in
                     net assets resulting from
                     operations...............      1,217,357          (4,444,151)
                                                  -----------         -----------
      Dividends and Distributions to
         Shareholders from (Note 1):
            Net investment income.............     (1,018,371)         (1,211,110)
            Net realized gain on
               investments....................             --          (4,449,380)
            Tax return of capital.............             --            (248,852)
                                                  -----------         -----------
                  Total dividends and
                     distributions to
                     shareholders.............     (1,018,371)         (5,909,342)
                                                  -----------         -----------
      Capital Stock Transactions (Note 5):
            Increase in net asset value of
               shares issued to shareholders
               in reinvestment of dividends
               and distributions from net
               investment income and
               net realized gain on
               investments....................        460,626             492,811
                                                  -----------         -----------
                  Total increase/(decrease) in
                     net assets...............        659,612          (9,860,682)
      Net Assets:
      Beginning of period.....................     22,244,049          32,104,731
                                                  -----------         -----------
      End of period (Including distributions
         in excess of net investment income of
         $141,980 at June 30, 1999)...........    $22,903,661         $22,244,049
                                                  -----------         -----------
                                                  -----------         -----------

                See accompanying notes to financial statements.
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                                       10

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                             FOR THE
                                         SIX MONTHS ENDED          FOR THE YEAR ENDED DECEMBER 31,
                                          JUNE 30, 1999     ---------------------------------------------
PER SHARE OPERATING PERFORMANCE            (UNAUDITED)       1998      1997      1996      1995     1994
-------------------------------          ----------------   ------    ------    ------    ------   ------
Net asset value, beginning of period...       $ 7.56        $11.08    $10.70    $ 8.59    $ 8.30   $ 8.70
                                              ------        ------    ------    ------    ------   ------
Income from investment operations:
    Net investment income..............         0.29          0.69      0.69      0.68      0.64     0.65
    Net realized and unrealized
       gain/(loss) on investments......         0.13         (2.20)     1.65      2.26      0.33    (0.31)
                                              ------        ------    ------    ------    ------   ------
         Total from investment
           operations..................         0.42         (1.51)     2.34      2.94      0.97     0.34
                                              ------        ------    ------    ------    ------   ------
Less dividends and distributions to
  shareholders from:
    Net investment income..............        (0.34)        (0.41)    (0.68)    (0.68)    (0.40)   (0.49)
    Net realized gain on investments...           --         (1.52)    (1.28)    (0.15)       --    (0.09)
    Tax return of capital..............           --         (0.08)       --        --     (0.28)   (0.16)
                                              ------        ------    ------    ------    ------   ------
         Total dividends and
           distributions to
           shareholders................        (0.34)        (2.01)    (1.96)    (0.83)    (0.68)   (0.74)
                                              ------        ------    ------    ------    ------   ------
    Net asset value, end of period.....       $ 7.64        $ 7.56    $11.08    $10.70    $ 8.59   $ 8.30
                                              ------        ------    ------    ------    ------   ------
                                              ------        ------    ------    ------    ------   ------
    Market value, end of period........       $ 8.75        $ 7.81    $11.56    $12.00    $ 9.13   $ 8.50
                                              ------        ------    ------    ------    ------   ------
                                              ------        ------    ------    ------    ------   ------
---------------------------------------------------------------------------------------------------------
Total market value return(1)...........        16.65%(2)    (15.90)%   13.20%    42.32%    15.97%   (2.78)%
                                              ------        ------    ------    ------    ------   ------
                                              ------        ------    ------    ------    ------   ------
Total net asset value return(1)........         5.59%(2)    (13.77)%   22.44%    33.32%    12.12%    3.80%
                                              ------        ------    ------    ------    ------   ------
                                              ------        ------    ------    ------    ------   ------
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------
    Net assets, end of period (in
       millions).......................       $ 22.9        $ 22.2    $ 32.1    $ 30.8    $ 24.6   $ 23.5
                                              ------        ------    ------    ------    ------   ------
    Ratios of expenses to average net
       assets (before expense
       reduction)......................         1.59%(3)      1.52%     1.42%     1.45%     1.73%    1.51%
                                              ------        ------    ------    ------    ------   ------
                                              ------        ------    ------    ------    ------   ------
    Ratios of expenses to average net
       assets (net of expense
       reduction)......................         1.50%(3)      1.51%     1.42%     1.45%     1.73%    1.42%
                                              ------        ------    ------    ------    ------   ------
                                              ------        ------    ------    ------    ------   ------
    Ratio of net investment income to
       average net assets (before
       expense reduction)..............         7.87%(3)      6.89%     6.07%     7.34%     7.67%    7.62%
                                              ------        ------    ------    ------    ------   ------
                                              ------        ------    ------    ------    ------   ------
    Ratio of net investment income to
       average net assets (net of
       expense reduction)..............         7.96%(3)      6.90%     6.07%     7.34%     7.67%    7.71%
                                              ------        ------    ------    ------    ------   ------
                                              ------        ------    ------    ------    ------   ------
    Portfolio turnover rate............        32.17%(2)     88.32%    53.76%    30.45%    37.75%   80.68%
                                              ------        ------    ------    ------    ------   ------
                                              ------        ------    ------    ------    ------   ------

------------------------
(1) Total market value return is computed based upon the American Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated taking into account reinvested dividends.

(2) Not annualized.

(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Realty Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on June 21, 1988 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a closed-end non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates market value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.65% of the average daily net assets of the Fund (approximately 0.65% on an annual basis). For the six months ended
June 30, 1999, the Fund incurred $71,602 in advisory fees.

     Administration Fees: The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ('CGFSC' or the 'Administrator'), serves as the Fund's Administrator pursuant to an Administration Agreement (the 'Agreement') with Cohen & Steers Realty Income Fund, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc. (the 'Funds'). Under the terms of the Agreement, the Administrator maintains the Fund's books and records, prepares financial information for the Fund's tax returns, proxy statements, quarterly and annual reports to shareholders and generally assists in all aspects of Fund operations, other than providing investment advice, subject to the supervision of the Fund's Board of Directors. For the services provided the Funds, the Administrator receives a monthly fee at the annual rate of 0.08% on the first $500 million of the Funds' average daily net assets and of lower rates on the Funds' average daily net assets in excess of that amount. For the six months ended June 30, 1999, the Fund incurred $21,007 in administration fees.

     Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. For the six months ended June 30, 1999, fees and related expenses accrued for non-affiliated directors totaled $15,899.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 1999 totaled $7,275,702 and $9,198,242, respectively.

     At June 30, 1999, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost.............................................  $23,695,737
                                                             -----------
Gross unrealized appreciation..............................  $   878,781
Gross unrealized depreciation..............................  $(1,338,488)
                                                             -----------
Net unrealized depreciation................................  $  (459,707)
                                                             -----------
                                                             -----------

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 4. DIRECTED BROKERAGE ARRANGEMENTS

     The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended June 30, 1999, the Fund's expenses were reduced by $9,678 under this arrangement.

NOTE 5. CAPITAL STOCK AND DISTRIBUTION REINVESTMENT

     At June 30, 1999, the Fund has one class of common stock, par value $0.01 per share, of which 50 million shares are authorized and 2,998,667 shares are outstanding.

     Distributions during the six months ended June 30, 1999 resulted in 56,378 shares being issued at an average price of $8.17 through the dividend reinvestment plan.

     Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by The Chase Manhattan Bank, ('Chase') as dividend paying agent. Pursuant to the Automatic Reinvestment Plan (the 'Plan') shareholders not making such election will have all amounts automatically reinvested by Chase, as the Plan agent, in whole or fractional shares of the Fund.

NOTE 6. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                                                NET REALIZED AND
                                              TOTAL INVESTMENT                             UNREALIZED GAIN/(LOSS) ON
QUARTERLY PERIOD                                   INCOME         NET INVESTMENT INCOME           INVESTMENTS
----------------                             ------------------   ----------------------   --------------------------
                                                           PER                    PER                         PER
FISCAL 1999                                    AMOUNT     SHARE      AMOUNT      SHARE        AMOUNT         SHARE
-------------------------------------------  ----------   -----    ----------    -----      -----------      -----
March 31...................................  $  540,840   $0.18    $  449,816     $0.15     $(1,593,152)     $(0.52)
June 30....................................     500,803    0.17       426,575      0.14       1,934,118        0.65
                                             ----------   -----    ----------     -----     -----------      ------
                                             $1,041,643   $0.35    $  876,391     $0.29     $   340,966      $ 0.13
                                             ----------   -----    ----------     -----     -----------      ------
                                             ----------   -----    ----------     -----     -----------      ------

                                                Net Increase/
                                                (Decrease) in
                                             Net Assets Resulting      Net Assets at
                                               from Operations         End of Period
                                            ---------------------   --------------------
                                                            PER                    PER
FISCAL 1999                                    AMOUNT      SHARE       AMOUNT     SHARE
-------------------------------------------  -----------   ------   -----------   ------
March 31...................................  $(1,143,336)  $(0.37)  $21,000,169   $ 7.02
June 30....................................    2,360,693     0.79    22,903,661     7.64
                                             -----------   ------
                                             $ 1,217,357   $ 0.42
                                             -----------   ------
                                             -----------   ------

                                                                                                  NET REALIZED AND
                                                TOTAL INVESTMENT                             UNREALIZED GAIN/(LOSS) ON
                                                     INCOME         NET INVESTMENT INCOME           INVESTMENTS
                                             --------------------   ---------------------    --------------------------
                                                           PER                    PER                          PER
FISCAL 1998                                    AMOUNT     SHARE       AMOUNT     SHARE        AMOUNT          SHARE
-------------------------------------------  ----------  -------    ----------   ------      ----------      --------
March 31...................................  $  582,989   $0.20       471,313     $0.16     $  (545,469)      (0.18)
June 30....................................     727,114    0.25       619,751      0.21      (2,006,554)      (0.69)
September 30...............................     575,338    0.20       464,942      0.16      (2,534,416)      (0.86)
December 31................................     597,425    0.20       479,894      0.16      (1,393,612)      (0.47)
                                             ----------   -----    ----------     -----     -----------      ------
                                             $2,482,866   $0.85    $2,035,900     $0.69     $(6,480,051)     $(2.20)
                                             ----------   -----    ----------     -----     -----------      ------
                                             ----------   -----    ----------     -----     -----------      ------

                                                Net Increase/
                                                (Decrease) in
                                             Net Assets Resulting      Net Assets at
                                               from Operations         End of Period
                                            ---------------------   ----------------------
                                                            PER                      PER
FISCAL 1998                                    AMOUNT      SHARE        AMOUNT      SHARE
-------------------------------------------  -----------   ------     -----------  -------
March 31...................................  $   (74,156)   $0.02)    $31,888,847   $10.89
June 30....................................   (1,386,803)   (0.48)     30,049,063    10.24
September 30...............................   (2,069,474)   (0.70)     27,526,085     9.37
December 31................................     (913,718)   (0.31)     22,244,049     7.56
                                             -----------   ------
                                             $(4,444,151)  $(1.51)
                                             -----------   ------
                                             -----------   ------

                                                                                               NET REALIZED AND
                                             TOTAL INVESTMENT                             UNREALIZED GAIN/(LOSS) ON
                                                  INCOME         NET INVESTMENT INCOME           INVESTMENTS
                                            ------------------   ----------------------   --------------------------
                                                           PER                     PER                        PER
FISCAL 1997                                    AMOUNT     SHARE      AMOUNT       SHARE      AMOUNT          SHARE
-------------------------------------------  ----------  -------   -----------    ------    ----------      -------
September 30...............................  $  608,021   $0.21    $  487,940     $0.16     $ 2,784,820        0.97
December 31................................     635,870    0.22       511,087      0.18         520,230        0.18
                                             ----------   -----    ----------     -----     -----------      ------
                                             $1,243,891   $0.43    $  999,027     $0.34     $ 3,305,050      $ 1.15
                                             ----------   -----    ----------     -----     -----------      ------
                                             ----------   -----    ----------     -----     -----------      ------
                                                Net Increase/
                                                (Decrease) in
                                             Net Assets Resulting      Net Assets at
                                               from Operations         End of Period
                                            ---------------------   --------------------
                                                             PER                    PER
FISCAL 1997                                    AMOUNT       SHARE     AMOUNT       SHARE
-------------------------------------------  ----------    -------  -----------   -------
September 30...............................  $ 3,272,760    $1.13   $35,234,472   $12.17
December 31................................    1,031,317     0.36    32,104,731    11.08
                                             -----------   ------
                                             $ 4,304,077   $ 1.49
                                             -----------   ------
                                             -----------   ------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

     Pursuant to the Dividend Reinvestment Plan (the 'Plan'), shareholders may elect, by instructing The Chase Manhattan Bank (the 'Plan Agent') in writing, to receive all distributions and capital gains in cash. Shareholders who do not make such election will have all such amounts automatically reinvested by the Plan Agent in whole and fractional shares of the Fund's common stock.

     Dividend and capital gain distributions will be reinvested for participants in the Plan on the reinvestment date and participants shall receive the equivalent in shares valued at the lower of market price or net asset value. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at a per share price equal to the higher of the net asset value or 95% of the closing market price per share on the payment date. If net asset value of shares at such time exceeds the market price of shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, the Plan Agent will buy shares in the open market. If, before the Plan Agent has completed its purchase, the market price exceeds the net asset value of the shares, the average price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

        Chase Global Fund Services, Inc.
         Attn: Cohen & Steers
         P.O. Box 2798
         Boston, MA 02208-2798

                             ADDITIONAL INFORMATION

     During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                                 PROXY RESULTS

     During the six month period ended June 30, 1999, Cohen & Steers Realty Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 28, 1999. The description of each proposal and number of shares voted are as follows:


---------------------------------------------------------------------------------------------------------------
                                                                             SHARES VOTED       SHARES VOTED
                                                                                 FOR         AUTHORITY WITHHELD
---------------------------------------------------------------------------------------------------------------
1. To elect Directors
   Greg C. Clark                                                               2,682,332             41,829
   Willard H. Smith, Jr.                                                       2,679,432             44,729
---------------------------------------------------------------------------------------------------------------
                                                                   SHARES VOTED    SHARES VOTED     SHARES VOTED
                                                                       FOR            AGAINST          ABSTAIN
---------------------------------------------------------------------------------------------------------------
2. To ratify PricewaterhouseCoopers LLP as the Fund's
   certified public accountants                                      2,676,249          32,002           15,910
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

 Robert H. Steers                      INVESTMENT ADVISER
 Director and Chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and President                (212) 832-3232

 Gregory C. Clark                      FUND ADMINISTRATOR AND TRANSFER AGENT
 Director                              Chase Global Funds Services Co.
                                       73 Tremont Street
 George Grossman                       Boston, Massachusetts 02108
 Director                              (800) 437-9912

 Jeffrey H. Lynford                    CUSTODIAN
 Director                              The Chase Manhattan Bank, N.A.
                                       One Chase Manhattan Plaza
 Willard H. Smith, Jr.                 New York, New York 10081
 Director
                                       LEGAL COUNSEL
 Elizabeth O. Reagan                   Simpson Thacher & Bartlett
 Vice President                        425 Lexington Avenue
                                       New York, NY 10117
 Adam Derechin
 Vice President and Assistant          American Stock Exchange Symbol: RIF
 Treasurer                             Website: www.cohenandsteers.com

 Lawrence B. Stoller                   This report is for shareholder information. This is not
 Assistant Secretary                   a prospectus intended for use in the purchase or sale
                                       of Fund shares. Past performance is of course no
                                       guarantee of future results and your investment may
                                       be worth more or less at the time you sell.

--------------------------------------------------------------------------------
                                       17

                         [LOGO]
                     COHEN & STEERS
                   REALTY INCOME FUND

                     SEMI-ANNUAL REPORT
                       JUNE 30, 1999

COHEN & STEERS
REALTY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017




                  STATEMENT OF DIFFERENCES
                  ------------------------

The division symbol shall be expressed as.............................  [div]